                                                                    EXHIBIT 99.2

     Ravin, Sarasohn, Cook,
     Baumgarten, Fisch & Rosen, P.C.
     103 Eisenhower Parkway
     Roseland, New Jersey 07068-1072
     Bruce Buechler, Esq. (BB 0324)
     (201) 228-9600
     Attorneys for Debtor


                         UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF NEW JERSEY


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                                       :
In Re:                                 :        Case No. 96-26268(RG)
                                       :
SONIC ENVIRONMENTAL SYSTEMS, INC.,     :        Chapter 11
                                       :
DEBTOR.                                :        Hearing Date:  June 16, 1997
                                       :
-------------------------------------- X

                        ORDER CONFIRMING DEBTOR'S FIRST
                   AMENDED PLAN OF REORGANIZATION AS MODIFIED
                   ------------------------------------------


          THIS MATTER having been brought before the Court by Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen, P.C., attorneys for the above-referenced debtor Sonic Environmental Systems, Inc. (the "Debtor"), seeking the entry of an order confirming the Debtor's First Amended Plan of Reorganization as amended by the Modification ("Plan"), and upon notice to all creditors and parties-in-interest, and the Court having considered the Plan and the objections to confirmation, and the Court having conducted a confirmation hearing on June 16, 1997, and the Court having found that the Debtor's Plan complies with 11 U.S.C. (S)1129, and the Debtor having testified that the modifications to the Plan do not affect the cash and stock distributions to be made to creditors under the Plan, and that the modifications will not have any negative tax implications for the Reorganized Debtor, and the modifications shall not dilute the percentage ownership in the Reorganized Debtor of holders of Allowed Unsecured Claims and Interests pursuant to the Plan, and that the modification shall not affect the publicly traded nature of the shares in the Reorganized Debtor, and for the reasons set forth by the Court at the hearing held on June 16, 1997, and for good cause shown;

     IT IS, on this 3rd day of July, 1997;

     ORDERED, as follows:

     1. The Debtor's First Amended Plan of Reorganization as modified by the Modification and on the record at the June 16, 1997, hearing be, and hereby is, confirmed;

     2.   That   the  Plan  is  hereby  modified   (collectively  the
"Modification") as follows:

          a) In accordance with the modifications set forth in the Modified filed with the Court on June 3, 1997;

          b) Section 4.3 of the Plan is amended to delete the phrase the "post-petition super-priority claim in the amount of approximately $100,000." Turbotak Technology, Inc.'s ("Turbotak") post-petition super-priority claim in the amount of $100,000 shall remain on the Reorganized Debtor's books and records;

          c) That the Effective Date for distribution of the stock under the Plan shall be sixty (60) days after the Confirmation Order becomes a Final Order; and

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

          d) That in the event the Ontario Securities Commission or the Ontario Supreme Court do not authorize Turbotak's shareholders to effectuate the merger contemplated by the Plan as amended by the Modification, that the Debtor and Turbotak may consummate the merger as originally set forth in the Plan and not in accordance with the Modification. Counsel for the Creditors Committee shall be notified of the date and method of the issuance of the shares;

     3. Pursuant to Bankruptcy Rule 3019 and 11 U.S.C. (S)1127, the Plan as amended by the Modification is hereby approved and no further solicitation of acceptances or rejections of the Plan as modified by the Modification is required;

     4. That in accordance with 11 U.S.C. (S)1142, the Debtor be, and hereby is, authorized, empowered and directed to execute, deliver, file and record any agreement or document to implement, consummate and otherwise effectuate the Plan in accordance with its terms;

     5. That the Court's April 7, 1997, Order authorizing that the sale of substantially all of the assets of Sonic Environmental Controls, Inc. shall not be affected by the confirmation of the Plan and the Purchase and Sale Agreement and the various documents executed in connection with the sale of substantially all of the assets of Sonic Environmental Controls, Inc. are and shall remain binding on the Debtor and the Reorganized Debtor;

     6. That the Debtor's by-laws and corporate governance documents be, and in accordance herewith, amended (i) to increase the size of the Board of Directors to eight individuals; (ii) to change the name of the Debtor to TurboSonic Technologies, Inc.; and (iii) as otherwise necessary to implement, consummate and effectuate the merger of the Debtor and Turbotak

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including, but not limited to, authorizing additional shares or classes of common or preferred stock;

     7. That, pursuant to (S)1145(a) (1) of the Bankruptcy Code, the issuance and delivery of 1,800,000 shares in the Reorganized Debtor upon the Effective Date to holders of allowed claims and interests in the Debtor other than Turbotak, as specified in Article IV, Section 4.5 of the Plan (the "Non-Turbotak Share Issuance") be, and hereby is, exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933 and any State or local law requiring registration for offer or sale of a security or licensing of an issuer of, underwriter of, or broker or dealer in, a security;

     8. That, pursuant to (S)(S)1145(a) (1) and (a) (2) of the Bankruptcy Code, the issuance of 8,200,000 shares in the Reorganized Debtor upon or after the Effective Date, as the case may be, and the delivery thereof in exchange for Sonic Canada Class B Shares, as specified in Article IV, Sections 4.5 and 4.11 of the Plan (the "Turbotak Share Issuance") be, and hereby is, exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933 and any State or local law requiring registration for offer or sale of a security or licensing of an issuer of, underwriter of, or broker or dealer in, a security;

     9. That the subsequent resales of the shares in the Reorganized Debtor issued in connection with the Non-Turbotak Share Issuance and the Turbotak Share Issuance, by persons other than affiliates (as such term is defined for purposes of the Securities Act of 1933) of the Reorganized Debtor at the time of resale, shall further be exempt from the registration

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and prospectus delivery requirements of Section 5 of the Securities Act of
1933 any State or local law requiring registration for offer or sale of a security or licensing of an issuer of, underwriter of, or broker or dealer in, a security, provided that such recipient is not deemed an underwriter as defined in (S)1145 (b) (1);

     10. That the Note executed by the purchaser of substantially all of the assets of Sonic Environmental Controls, Inc. in favor of the Debtor shall be revised to state that it is not subject to any set-offs, defenses, counterclaims or adjustments whatsoever within fifteen (15) days of the entry of this Order. Further, the UCC-1 financing statement and recordation of patent liens to collateralize this Note must be filed within fifteen (15) days of the entry of this Order, with copies sent to counsel for the Creditors Committee and the escrow established;

     11. That when the audit being performed for the Debtor as of April, 1996, is completed, a copy will be furnished to counsel for the Creditors Committee; and

     12. That the entry of this Order is without prejudice to the rights of the Debtor, Turbotak, Hanford Lockwood and HNL Technologies concerning Adv. Proc. No. 97-2059 and whether the patents that are the subject of that adversary proceeding are or are not an executory contract. Disposition of these issues shall occur in the ordinary course in connection with Adv. Pro. No. 97-2059.



                                ROSEMARY GAMBARDELLA
                           -----------------------------------
                           HON. ROSEMARY GAMBARDELLA, U.S.B.J.


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